UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 13, 2007

FUEL SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation)	001-32999 (Commission File Number)	20-3960974 (IRS Employer Identification No.)

3030 South Susan Street, Santa Ana, California (Address of principal executive offices)	92704 (Zip Code)

Registrant’s telephone number, including area code: (714) 656-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Report contains 4 pages

The Exhibit Index is located on page 4.

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On August 13, 2007, Fuel Systems Solutions, Inc. received a written staff determination notice from the NASDAQ Stock Market stating that the company is not in compliance with NASDAQ’s Marketplace Rule 4310(c)(14) because it did not timely file its quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2007. The company has delayed filing its annual report on Form 10-K for fiscal 2006 and its quarterly reports on Form 10-Q for the first and second quarters of fiscal 2007 due to a company-initiated review of the company’s historical stock option grant practices.

In response to a similar letter the company received in March 2007, Fuel Systems requested and was granted a hearing before the NASDAQ Listing Qualifications Panel, which took place on May 3, 2007. The NASDAQ Listing Qualifications Panel notified the company on June 8, 2007 that the panel determined to continue the listing of the company’s shares on the Nasdaq Stock Market subject to the satisfaction of certain conditions.

However, the company subsequently received notice that the Nasdaq Listing and Hearing Review Council, pursuant to its discretionary authority under Nasdaq Marketplace Rule 4807(b), has decided to review the June 8, 2007 decision of the Nasdaq Listing Qualifications Panel regarding Fuel Systems and has also determined, at this time, to stay the June 8, 2007 decision to suspend the company’s securities from trading pending further action by the Nasdaq Listing and Hearing Review Council. The company has been invited, but not required, to submit additional information to the Nasdaq Listing and Hearing Review Counsel no later than September 28, 2007.

A copy of the press release relating to the matters discussed above is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by this reference.

Notice Regarding Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties, including, without limitation, expressed or implied statements concerning the company’s expectations regarding an internal review of its historical stock option grants. Such statements are only predictions, and the company’s actual results may differ materially. Factors that may cause the company’s results to differ include, but are not limited to: risks that the company’s stock will continue to be listed on the NASDAQ Stock Market and risks that the company will be able to file its delayed periodic reports with the Securities and Exchange Commission in a timely manner.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Press release dated August 20, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUEL SYSTEMS SOLUTIONS, INC.

Dated: August 20, 2007	By:	/s/ Thomas M. Costales Thomas M. Costales Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 20, 2007.

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